                      AMERICAN VARIABLE INSURANCE SERIES

         JANUARY 31, 1997 SUPPLEMENT TO PROSPECTUS DATED APRIL 1, 1996

The listing of the Series' primary individual portfolio counselors appearing on page 13 has been amended. The new listing appears below.

                                                                                                             YEARS OF EXPERIENCE AS
                                                                                                             INVESTMENT PROFESSIONAL
                                                                                                                  (APPROXIMATE)

                                                                       YEARS OF EXPERIENCE AS
                                                                  PORTFOLIO COUNSELOR (AND RESEARCH)        WITH CAPITAL
                                                                         PROFESSIONAL, IF                   RESEARCH AND
      PORTFOLIO                                                       APPLICABLE) FOR THE FUNDS              MANAGEMENT
      COUNSELORS                                                            INDICATED                        COMPANY OR        TOTAL
    FOR THE SERIES                PRIMARY TITLE(S)                        (APPROXIMATE)                    ITS AFFILIATES      YEARS
------------------------------------------------------------------------------------------------------------------------------------
 James K. Dunton         Senior Vice President of the Series.   Growth-Income Fund--since the fund               34             34
                         Senior Vice President and Director,    began operations in 1984
                         Capital Research and Management
                         Company
------------------------------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine      Senior Vice President of the Series.   Asset Allocation Fund--since the fund            29             45
                         Senior Vice President and Director,    began operations in 1989;
                         Capital Research and Management        Bond Fund--since the fund began
                         Company                                operations in 1996;
                                                                U.S. Government Fund--since the fund
                                                                began operations in 1985
------------------------------------------------------------------------------------------------------------------------------------
 Claudia P. Huntington   Vice President of the Series.          Growth-Income Fund--3 years (plus 5 years        19             21
                         Senior Vice President,                 as a research professional prior to becoming
                         Capital Research Company*              a portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------------------------------
 John H. Smet            Vice President of the Series.          Bond Fund--since the fund began                  13             15
                         Vice President, Capital Research and   operations in 1996;
                         Management Company                     U.S. Government Fund--5 years
------------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Armour       Senior Vice President, and Director,   Asset Allocation Fund--less than one year        13             13
                         Capital Research Company*
------------------------------------------------------------------------------------------------------------------------------------
 David C. Barclay        Executive Vice President, Capital      High-Yield Bond Fund--4 years                     9             16
                         Research Company*
------------------------------------------------------------------------------------------------------------------------------------
 Martial Chaillet        Senior Vice President, Capital         International Fund--4 years                      25             25
                         Research Company*
------------------------------------------------------------------------------------------------------------------------------------
 Gordon Crawford         Senior Vice President and Director,    Growth Fund--3 years (plus 5 years as a          26             26
                         Capital Research and Management        research professional prior to becoming a
                         Company                                portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------------------------------
 James E. Drasdo         Senior Vice President and Director,    Growth Fund--10 years;                           20             25
                         Capital Research and Management        Growth-Income Fund--3 years
                         Company
------------------------------------------------------------------------------------------------------------------------------------
 Alwyn Heong             Vice President, Capital                International Fund--less than one year            4              4
                         Research Company*
------------------------------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace      Executive Vice President and Director, International Fund--3 years                      12             12
                         Capital Research Company*
------------------------------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell     Senior Vice President and Director,    Growth-Income Fund--7 years (plus                21             25
                         Capital Research and Management        1 year as a research professional prior to
                         Company                                becoming a portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal        Vice President, Capital Research and   Growth Fund--6 years (plus 4 years as a          11             11
                         Management Company                     research professional prior to becoming a
                                                                portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------------------------------
 Victor M. Parachini     Senior Vice President, Capital         Asset Allocation Fund--less than one year        21             34
                         Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------
 Richard T. Schotte      Senior Vice President, Capital         Bond Fund--since the fund began                  19             30
                         Research and Management Company        operations in 1996;
                                                                High-Yield Bond Fund--9 years
------------------------------------------------------------------------------------------------------------------------------------
 Susan M. Tolson         Vice President, Capital Research       High-Yield Bond Fund--2 years                     7              8
                         Company*                               (plus 2 years as a research professional prior
                                                                to becoming a portfolio counselor for the fund)

* Company affiliated with Capital Research and Management Company.


         PLEASE KEEP THIS SUPPLEMENT WITH YOUR COPY OF THE PROSPECTUS.

THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Chad L. Norton
Chad L. Norton
Secretary



                                              SEC. File Nos. 2-86838
                                                             811-3857

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM N-1A
                            Registration Statement
                                   Under
                           the Securities Act of 1933
                         Post-Effective Amendment No. 22
                                    and
                            Registration Statement
                                   Under
                      The Investment Company Act of 1940
                             Amendment No. 22

                      AMERICAN VARIABLE INSURANCE SERIES
                (Exact Name of Registrant as specified in charter)
                           333 South Hope Street
                           Los Angeles, CA 90071
                     (Address of principal executive offices)

               Registrant's telephone number, including area code:
                               (213) 486-9200


                               Chad L. Norton
                    Capital Research and Management Company
                            333 South Hope Street
                            Los Angeles, CA 90071
                    (name and address of agent for service)


                                 Copies to:
                            Cary I. Klafter, Esq.
                             Morrison & Foerster
                            345 California Street
                       San Francisco, California 94104
                         (Counsel for the Registrant)

       The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933.
         On January 29, 1996, it filed its 24f-2 notice for fiscal 1995.

                  Approximate date of proposed public offering:
   It is proposed that this filing become effective on April 1, 1996, pursuant to paragraph (b) of rule 485.

                       AMERICAN VARIABLE INSURANCE SERIES
                             CROSS REFERENCE SHEET

ITEM NUMBER OF                                   CAPTIONS IN PROSPECTUS (PART "A")

PART "A" OF FORM N-1A

 1.      COVER PAGE                              COVER PAGE

 2.      SYNOPSIS                                N/A

 3.      FINANCIAL HIGHLIGHTS                    FINANCIAL HIGHLIGHTS

 4.      GENERAL DESCRIPTION OF REGISTRANT       INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

 5.      MANAGEMENT OF THE FUND                  FINANCIAL HIGHLIGHTS; FUND ORGANIZATION AND MANAGEMENT

 6.      CAPITAL STOCK AND OTHER SECURITIES      INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS; FUND

                                                 ORGANIZATION AND MANAGMENT; DIVIDENDS,DISTRIBUTIONS AND

                                                 TAXES

 7.      PURCHASE OF SECURITIES BEING OFFERED    PURCHASES AND REDEMPTIONS OF SHARES

 8.      REDEMPTION OR REPURCHASE                PURCHASES AND REDEMPTIONS OF SHARES

 9.      LEGAL PROCEEDINGS                       N/A



ITEM NUMBER OF                                    CAPTIONS IN STATEMENT OF

PART "B" OF FORM N-1A                             ADDITIONAL INFORMATION (PART "B")

10.      COVER PAGE                               COVER

11.      TABLE OF CONTENTS                        TABLE OF CONTENTS

12.      GENERAL INFORMATION AND HISTORY          NONE

13.      INVESTMENT OBJECTIVES AND POLICIES       INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

                                                  (PART "A")

14.      MANAGEMENT OF THE REGISTRANT             SERIES OFFICERS AND TRUSTEES

15.      CONTROL PERSONS AND PRINCIPAL HOLDERS    SERIES OFFICERS AND TRUSTEES

         OF SECURITIES

16.      INVESTMENT ADVISORY AND OTHER SERVICES    INVESTMENT ADVISORY AND SERVICE AGREEMENT

17.      BROKERAGE ALLOCATION AND OTHER PRACTICES   EXECUTION OF PORTFOLIO TRANSACTIONS

18.      CAPITAL STOCK AND OTHER SECURITIES       NONE

19.      PURCHASE, REDEMPTION AND PRICING OF      PURCHASES AND REDEMPTIONS OF SHARES (PART "A");

         SECURITIES BEING OFFERED

20.      TAX STATUS                               DIVIDENDS, DISTRIBUTIONS AND TAXES

21.      UNDERWRITERS                             N/A

22.      CALCULATION OF PERFORMANCE DATA          FINANCIAL HIGHLIGHTS

23.      FINANCIAL STATEMENTS                     FINANCIAL STATEMENTS



ITEM IN PART "C"

24.      FINANCIAL STATEMENTS AND EXHIBITS

25.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

26.      NUMBER OF HOLDERS OF SECURITIES

27.      INDEMNIFICATION

28.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

29.      PRINCIPAL UNDERWRITERS

30.      LOCATION OF ACCOUNTS AND RECORDS

31.      MANAGEMENT SERVICES

32.      UNDERTAKINGS

         SIGNATURE PAGE

                                   PROSPECTUS

                      AMERICAN VARIABLE INSURANCE SERIES (r)

                                  April 1, 1996
                        (as amended January 31, 1997)



                      AMERICAN VARIABLE INSURANCE SERIES

                             333 South Hope Street
                         Los Angeles, California 90071
                                (213) 486-9200

  American Variable Insurance Series (the "Series") is a fully managed, diversified, open-end investment company. The Series consists of eight funds, each of which has its own investment objective(s) and policies.

  Shares of the Series are offered only to insurance company separate accounts to serve as the funding vehicle for certain variable annuity and life insurance contracts ("Contract" or "Contracts").

  THE CONTRACTS INVOLVE CERTAIN FEES AND EXPENSES NOT DESCRIBED IN THIS PROSPECTUS AND ALSO MAY INVOLVE CERTAIN RESTRICTIONS OR LIMITATIONS ON THE ALLOCATION OF PURCHASE PAYMENTS OR CONTRACT VALUES TO ONE OR MORE FUNDS OF THE SERIES. IN PARTICULAR, CERTAIN FUNDS MAY NOT BE AVAILABLE IN CONNECTION WITH A PARTICULAR CONTRACT. SEE THE APPLICABLE CONTRACT PROSPECTUS FOR INFORMATION REGARDING FEES AND EXPENSES OF THE CONTRACT AND ANY APPLICABLE RESTRICTIONS OR LIMITATIONS.

  The GROWTH FUND seeks growth of capital by investing primarily in common stocks or securities with common stock characteristics, such as convertible preferred stocks, which demonstrate the potential for appreciation.

  The INTERNATIONAL FUND seeks long-term growth of capital by investing primarily in securities of issuers domiciled outside the United States.

  The GROWTH-INCOME FUND seeks growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

  The ASSET ALLOCATION FUND seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that can include common stocks and other equity-type securities, bonds and other intermediate and long-term fixed-income securities and money market instruments in any combination.

  The HIGH-YIELD BOND FUND seeks high current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities. IN ADDITION TO OTHER RISKS, HIGH-YIELD, HIGH-RISK BONDS (ALSO KNOWN AS "JUNK BONDS") ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE INVESTMENTS IN LOWER YIELDING, HIGHER RATED BONDS.

  The BOND FUND seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

  The U.S. GOVERNMENT/AAA-RATED SECURITIES FUND seeks a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. Government and other debt securities rated AAA or Aaa.

  The CASH MANAGEMENT FUND seeks high current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

  This prospectus sets forth concisely the information an investor should know before investing in the Series. You may obtain the statement of additional information dated April 1, 1996, which contains the Series' financial statements, without charge, by writing to the Secretary of the Series at the above address or telephoning 800/421-0180.

   IT IS POSSIBLE TO  LOSE MONEY BY INVESTING  IN THE FUNDS. THE LIKELIHOOD
      OF LOSS IS GREATER IF YOU INTEND TO INVEST FOR A SHORTER PERIOD OF
         TIME. SHARES OF  THE FUNDS  ARE NOT  DEPOSITS OR OBLIGATIONS
            OF, OR INSURED, OR GUARANTEED BY, THE U.S. GOVERNMENT,
               ANY FINANCIAL  INSTITUTION, THE  FEDERAL DEPOSIT
                  INSURANCE   CORPORATION,   OR  ANY   OTHER
                     AGENCY, ENTITY OR PERSON.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION  OR  ANY  STATE SECURITIES  COMMISSION  NOR  HAS  THE
   SECURITIES AND  EXCHANGE COMMISSION  OR ANY STATE  SECURITIES COMMISSION
    PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN  ACCOMPANIED BY A CURRENT PROSPECTUS OF THE
 APPLICABLE CONTRACT. THIS PROSPECTUS AND THE APPLICABLE CONTRACT PROSPECTUS
       SHOULD BE READ CAREFULLY AND THEN RETAINED FOR FUTURE REFERENCE.

   The date of this prospectus is April 1, 1996 (as amended
January 31, 1997)

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
   The following condensed financial information for 1991 through 1995 has been derived from financial statements which have been audited by Price Waterhouse LLP, independent accountants. The information for the years prior to 1991 was audited by other independent accountants. This information should be read in conjunction with the financial statements and accompanying notes which are included in the statement of additional information.

                             Net realized   Total
        Net asset            & unrealized   income   Dividends    Distributions               Net asset           Net assets,
Period   value,      Net     gain (loss)     from     from net      from net                   value,               end of
ended   beginning investment      on      investment investment     realized        Total      end of   Total       period
11/30   of period   income   investments  operations   income         gains     distributions  period   return   (in millions)
------  --------- ---------- ------------ ---------- ----------   ------------- ------------- --------- ------   -------------
                                  Growth Fund
1985     $ 9.72     $  .06      $ 1.88      $ 1.94     $ (.03)          --         $ (.03)     $11.63   20.11%      $   20
1986      11.63        .10        4.30        4.40       (.13)       $ (.24)         (.37)      15.66   38.77           44
1987      15.66        .14        (.78)       (.64)      (.11)         (.34)         (.45)      14.57   (4.34)          99
1988      14.57        .33        2.85        3.18       (.28)         (.61)         (.89)      16.86   22.34           48
1989      16.86        .49        6.01        6.50       (.45)          --           (.45)      22.91   38.87          173
1990      22.91        .54       (2.27)      (1.73)      (.56)         (.64)        (1.20)      19.98   (7.87)         304
1991      19.98        .41        4.48        4.89       (.47)         (.22)         (.69)      24.18   24.90          700
1992      24.18        .29        4.25        4.54       (.31)/2/       --           (.31)      28.41   18.90        1,212
1993      28.41        .25        4.13        4.38       (.24)         (.21)         (.45)      32.34   15.59        1,737
1994      32.34        .24         .69         .93       (.24)        (1.09)        (1.33)      31.94    2.92        2,027
1995      31.94        .33       10.63       10.96       (.29)         (.80)        (1.09)      41.81   35.35        3,154
--------------------------------------------------------------------------------------------------------------------------------
                             International Fund/3/
1990     $10.00     $  .11      $ (.62)     $ (.51)    $ (.04)          --         $ (.04)     $ 9.45   (5.08)%     $   66
1991       9.45        .22         .59         .81       (.24)          --           (.24)      10.02    8.67          197
1992      10.02        .19        (.09)        .10       (.21)       $ (.02)         (.23)       9.89     .90          360
1993       9.89        .17        2.50        2.67       (.16)          --           (.16)      12.40   27.20          840
1994      12.40        .25        1.04        1.29       (.20)         (.22)         (.42)      13.27   10.48        1,405
1995      13.27        .34        1.02        1.36       (.33)         (.41)         (.74)      13.89   10.78        1,703
--------------------------------------------------------------------------------------------------------------------------------
                              Growth-Income Fund
1985     $10.54     $  .20      $ 3.28      $ 3.48     $ (.07)          --         $ (.07)     $13.95   33.13%      $   42
1986      13.95        .41        3.91        4.32       (.48)       $ (.33)         (.81)      17.46   32.10          129
1987      17.46        .47       (1.87)      (1.40)      (.46)         (.08)         (.54)      15.52   (8.59)         217
1988      15.52        .72        2.66        3.38       (.68)         (.18)         (.86)      18.04   22.13          102
1989      18.04        .78        3.93        4.71       (.74)         (.58)        (1.32)      21.43   27.32          305
1990      21.43        .82       (1.91)      (1.09)      (.86)         (.25)        (1.11)      19.23   (5.27)         535
1991      19.23        .75        2.63        3.38       (.79)         (.10)         (.89)      21.72   17.83        1,022
1992      21.72        .65        2.74        3.39       (.67)         (.27)         (.94)      24.17   15.90        1,704
1993      24.17        .63        2.12        2.75       (.63)         (.28)         (.91)      26.01   11.63        2,436
1994      26.01        .68         .14         .82       (.65)         (.88)        (1.53)      25.30    3.21        2,740
1995      25.30        .73        7.20        7.93       (.73)        (1.03)        (1.76)      31.47   33.14        3,953
--------------------------------------------------------------------------------------------------------------------------------
                           Asset Allocation Fund/5/
1989     $10.00     $  .08      $  .10      $  .18     $ (.01)          --         $ (.01)     $10.17    1.70%      $   33
1990      10.17        .50        (.75)       (.25)      (.42)          --           (.42)       9.50   (2.34)         106
1991       9.50        .53        1.11        1.64       (.55)          --           (.55)      10.59   17.63          194
1992      10.59        .48         .94        1.42       (.49)       $ (.05)         (.54)      11.47   13.69          359
1993      11.47        .51         .67        1.18       (.49)         (.15)         (.64)      12.01   10.59          578
1994      12.01        .51        (.57)       (.06)      (.52)         (.18)         (.70)      11.25    (.54)         637
1995      11.25        .50        2.69        3.19       (.50)         (.17)         (.67)      13.77   29.45          870
--------------------------------------------------------------------------------------------------------------------------------
                             High-Yield Bond Fund
1985     $10.96     $  .81      $ 1.54      $ 2.35     $ (.29)          --         $ (.29)     $13.02   21.79%      $   23
1986      13.02       1.35        1.30        2.65      (1.98)       $ (.20)        (2.18)      13.49   22.64           53
1987      13.49       1.35        (.94)        .41      (1.36)         (.32)        (1.68)      12.22    2.96           70
1988      12.22       1.26         .68        1.94      (1.33)         (.17)        (1.50)      12.66   16.95           26
1989      12.66       1.22         .10        1.32      (1.16)          --          (1.16)      12.82   10.85           50
1990      12.82       1.33       (1.02)        .31      (1.30)          --          (1.30)      11.83    2.49           58
1991      11.83       1.17        1.78        2.95      (1.25)          --          (1.25)      13.53   26.22          107
1992      13.53       1.10         .62        1.72      (1.08)          --          (1.08)      14.17   13.14          197
1993      14.17       1.09        1.20        2.29      (1.10)         (.19)        (1.29)      15.17   17.09          379
1994      15.17       1.27       (2.07)       (.80)     (1.23)         (.25)        (1.48)      12.89   (5.71)         390
1995      12.89       1.32        1.10        2.42      (1.32)          --          (1.32)      13.99   19.81          534
--------------------------------------------------------------------------------------------------------------------------------
                 U.S. Government/AAA-Rated Securities Fund/6/
1986     $10.00     $  .53      $ 1.45      $ 1.98     $ (.36)          --         $ (.36)     $11.62   19.65%      $   32
1987      11.62        .85       (1.21)       (.36)      (.79)          --           (.79)      10.47   (3.17)          47
1988      10.47        .93         .02         .95       (.97)          --           (.97)      10.45    9.50           28
1989      10.45        .78         .30        1.08       (.79)          --           (.79)      10.74   10.82           78
1990      10.74        .83        (.11)        .72       (.80)          --           (.80)      10.66    7.11          126
1991      10.66        .77         .58        1.35       (.79)          --           (.79)      11.22   13.24          240
1992      11.22        .75         .32        1.07       (.76)          --           (.76)      11.53    9.83          360
1993      11.53        .74         .68        1.42       (.75)       $ (.05)         (.80)      12.15   12.65          505
1994      12.15        .76       (1.30)       (.54)      (.74)         (.07)         (.81)      10.80   (4.58)         463
1995      10.80        .82         .71        1.53       (.81)          --           (.81)      11.52   14.73          542
--------------------------------------------------------------------------------------------------------------------------------
                             Cash Management Fund
1985     $10.77     $  .78         --       $  .78     $ (.43)          --         $ (.43)     $11.12    7.41%      $   13
1986      11.12        .67      $ (.02)        .65      (1.12)          --          (1.12)      10.65    6.30           19
1987      10.65        .54         .08         .62       (.54)          --           (.54)      10.73    6.01           57
1988      10.73        .60         .11         .71       (.56)          --           (.56)      10.88    6.88           31
1989      10.88        .81         .12         .93       (.81)          --           (.81)      11.00    8.90           58
1990      11.00        .71         .13         .84       (.70)          --           (.70)      11.14    7.91          143
1991      11.14        .62         .01         .63       (.66)          --           (.66)      11.11    5.84          163
1992      11.11        .35         .01         .36       (.43)          --           (.43)      11.04    3.31          197
1993      11.04        .29         --          .29       (.31)          --           (.31)      11.02    2.67          206
1994      11.02        .37         .02         .39       (.32)          --           (.32)      11.09    3.59          221
1995      11.09        .63        (.02)        .61       (.59)          --           (.59)      11.11    5.65          193

        Ratio of     Ratio
        expenses    of net
           to      income to
Period  average     average    Portfolio
ended     net         net      turnover
11/30    assets     assets       rate
------- ---------- ----------- ----------
1985       .83%        .78%       28.4%
1986       .71         .76        27.4
1987       .63         .97        14.0
1988       .72        1.72         7.1/1/
1989       .60        2.97        29.2
1990       .59        3.00        16.8
1991       .56        1.94         9.8
1992       .53        1.15        11.2
1993       .50         .86        20.4
1994       .49         .78        29.6
1995       .47         .92       35.47
------------------------------------------
1990      1.03%/4/    3.18%/4/     4.5%
1991      1.04        2.62         8.2
1992      1.00        2.11        16.7
1993       .96        1.75        17.7
1994       .80        2.03        19.7
1995       .75        2.64       24.66
------------------------------------------
1985       .73%       2.88%       25.6%
1986       .61        3.08        11.2
1987       .59        2.85         6.8
1988       .67        3.59        14.3/1/
1989       .58        4.94        16.7
1990       .56        4.77         9.7
1991       .56        3.80        11.1
1992       .52        3.01        13.6
1993       .49        2.66        24.9
1994       .47        2.72        29.3
1995       .44        2.70       26.91
------------------------------------------
1989       .59%/2/    5.78%/2/     --
1990       .64        6.70        14.4%
1991       .59        5.56        15.1
1992       .57        4.73        19.7
1993       .55        4.66        19.0
1994       .53        4.55        36.1
1995       .52        4.11       39.89
------------------------------------------
1985       .87%      11.71%       67.7%
1986       .67       11.59        56.3
1987       .63       10.89        61.9
1988       .77       10.62        23.6/1/
1989       .72       12.30        28.2
1990       .68       11.17        22.7
1991       .63        9.81        18.1
1992       .59        8.88        47.4
1993       .56        8.18        34.1
1994       .54        9.37        38.5
1995       .54       10.12       31.73
------------------------------------------
1986       .64%       6.86%       18.7%
1987       .67        8.24       105.6
1988       .77        8.32        47.5/1/
1989       .66        8.61        14.5
1990       .61        8.58        24.0
1991       .58        7.91        27.1
1992       .57        7.08        40.0
1993       .55        6.42        21.7
1994       .54        6.69        45.2
1995       .54        7.37       30.11
------------------------------------------
1985      1.07%       6.99%        --
1986       .85        5.82         --
1987       .68        5.90         --
1988       .76        6.75         --
1989       .68        8.26         --
1990       .60        7.48         --
1991       .58        5.65         --
1992       .53        3.24         --
1993       .51        2.57         --
1994       .49        3.60         --
1995       .49        5.37         --

------
 1. Percentages are exclusive of the redemption in kind which occurredMarch 29, 1988.
                                        4. Annualized
                                        5. Commenced operations August 1,
 2. Amount includes net realized           1989.
    short-term gains treated as net     6. Commenced operations December 1,
    investment income for federal          1985.
    income tax purposes.                No information is given for the Bond
 3. Commenced operations May 1, 1990.   Fund because it had not yet commenced
                                        operations at November 30, 1995.

--------------------------------------------------------------------------------

                       THE FUNDS The Series consists of eight funds,
          INVESTMENT   each representing a separate fully managed diver-
      OBJECTIVES AND   sified portfolio of securities. The eight funds
     POLICIES OF THE   are the Growth Fund, the International Fund, the
               FUNDS   Growth-Income Fund, the Asset Allocation Fund,
                       the High-Yield Bond Fund, the Bond Fund, the U.S.
 The Series consists   Government/AAA-Rated Securities Fund and the Cash
                  of   Management Fund. The Board of Trustees may estab-
   eight funds, each   lish additional funds in the future. The invest-
                with   ment objective(s) and policies of each fund are
  its own investment   discussed below. Investment policy limits as
    objective(s) and   stated below are measured at the time of pur-
           policies.   chase.

                       Shares of the Series are currently offered only to separate accounts of various insurance compa-nies to serve as the underlying investment for both variable annuity and variable life insurance Contracts. All such shares may be purchased or redeemed by the separate accounts without any sales or redemption charges at net asset value. Due to differences in tax treatment or other con-siderations, the interests of various Contract owners participating in a fund might at some time be in conflict. The Board of Trustees will moni-tor for any material conflicts and determine what action, if any, should be taken.

                       INVESTMENT RESTRICTIONS Each fund has certain in-vestment restrictions that are described in the statement of additional information. The invest-ment restrictions and the objective(s) of each fund cannot be changed without shareholder ap-proval. All other investment practices may be changed by the Series' Board of Trustees.

     The Growth Fund   GROWTH FUND The investment objective of the
               seeks   Growth Fund is growth of capital. Whatever cur-
 to provide you with   rent income is generated by the fund is likely to
  growth of capital.   be incidental to the objective of capital growth.
                       Ordinarily, the fund seeks to achieve this objec-tive by investing primarily in common stocks or securities with common stock characteristics.
                       When the outlook for common stocks is not consid-ered promising, for temporary defensive purposes, a substantial portion of the assets may be in-vested in securities of the U.S. Government, its agencies and instrumentalities, cash, and money market instruments. See "Certain Securities and Investment Techniques" below.

                       The fund's assets may be invested in securities of non-U.S. issuers, which are generally denomi-nated in currencies other than the U.S. dollar, although there is no requirement that the fund maintain investments in non-U.S. issuers. See "Certain Securities and Investment Techniques-- Investing Around the World" below.

                       Up to 10% of the fund's assets may be invested in straight debt securities rated BB or below by Standard & Poor's Corporation and Ba or below by Moody's Investors Services, Inc. or in unrated securities that are determined to be of equiva-lent quality, provided the fund's investment ad-viser, Capital Research and Management Company, determines that these securities have character-istics similar to the equity securities eligible for purchase by the fund. These securities are commonly referred to as "junk bonds" or "high-yield, high-risk bonds," carry a higher degree of investment risk than higher rated bonds and are considered speculative. See the Appendix for a further description of the various bond ratings. See "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below and the statement of additional information. As of Novem-ber 30, 1995, the last day of the fund's fiscal year, the portfolio did not contain any bonds.

--------------------------------------------------------------------------------

   The International   INTERNATIONAL FUND The investment objective of
        Fund aims to   the International Fund is to achieve long-term
    provide you with   growth of capital by investing primarily in secu-
    long-term growth   rities of issuers domiciled outside the United
        ofcapital by   States. The fund's investment approach is based
         investingin   on the belief that economic and political devel-
          securities   opments have helped to create new opportunities
           ofissuers   outside the U.S.
    domiciledoutside
            the U.S.

                       The fund may also invest in securities through depositary receipts which may be denominated in various currencies. For example, the fund may purchase American Depositary Receipts which are U.S. dollar denominated securities designed for use in the U.S. securities markets which repre-sent and may be converted to the underlying secu-rity.

                       When prevailing market, economic, political or currency conditions warrant, the fund may invest in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by Capital Research and Management Company), government se-curities, or nonconvertible preferred stocks; however, up to 5% of the fund's assets may be in-vested in lower rated straight debt securities (including securities commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk than higher rated bonds and are considered specu-lative. See the Appendix for a description of the various bond ratings. These securities may also be issued by non-U.S. entities.

                       Under normal circumstances, the fund will invest at least 65% of its assets in equity securities (including depositary receipts) of issuers domi-ciled outside the U.S. The fund may at times hold a portion of its assets in various currencies or in cash equivalents which may be denominated in U.S. dollars or other currencies (including U.S. Government securities, certificates of deposit, time deposits, commercial paper, bankers' accept-ances and other high-quality short-term debt se-curities). Additionally, for temporary defensive purposes the fund may at times maintain all or any part of its assets in cash and cash equiva-lents.

                       Investments may be made from time to time in is-suers domiciled in, or governments of, developing countries. The fund's investment adviser, Capital Research and Management Company, currently does not intend to invest more than 20% of the fund's total assets (taken at cost) in issuers domiciled in, or governments of, developing countries. See "Certain Securities and Investment Techniques-- Investing Around the World."

   The Growth-Income   GROWTH-INCOME FUND  The investment objective of
       Fund seeks to   the Growth-Income Fund is growth of capital and
    provide you with   income. In the selection of securities for in-
  capital growth and   vestment, the possibilities of appreciation and
             income.   potential dividends are given more weight than
                       current yield. Ordinarily, the fund will invest primarily in common stocks. But the fund may in-vest in other types of securities, including other equity-type securities (such as convertible bonds and preferred stocks), bonds (and other types of fixed-income securities) and money mar-ket instruments, to the extent consistent with its investment objective.

                       Up to 5% of the fund's assets may be invested in straight debt securities rated BB or below by Standard & Poor's Corporation and Ba or below by Moody's Investors Services, Inc. or in unrated securities that are determined to be of equiva-lent quality by Capital Research and Management Company. These securities are commonly referred to as "junk bonds" or "high-yield, high-risk bonds," carry a higher degree of investment risk than higher rated bonds and are considered specu-lative. See the Appendix for a description of the various bond ratings.

--------------------------------------------------------------------------------

                       Up to 10% of the fund's assets may be invested in the equity securities of issuers domiciled outside the U.S., provided those securities are either held through depositary receipts which are U.S. dollar denominated or are traded on the New York Stock Exchange. Since the fund limits its investments in non-U.S. securities as described above, the fund has no current intention to engage in forward currency transactions. See "Investing Around the World."

           The Asset   ASSET ALLOCATION FUND The investment objective of
     Allocation Fund   the Asset Allocation Fund is high total return
 aims to provide you   (including income and capital gains) consistent
     with high total   with preservation of capital over the long-term.
          return and   The fund seeks to achieve its objective by in-
     preservation of   vesting in a diversified portfolio that can in-
    capital over the   clude common stocks and other equity-type securi-
          long-term.   ties (such as convertible bonds and preferred
                       stocks), bonds and other intermediate and long-term fixed income securities, and money market instruments (debt securities maturing in one year or less).

                       Capital Research and Management Company will de-termine the relative mix of equities, fixed-in-come securities and money market instruments for the fund's portfolio. The determination will be based on its view of long-term economic and mar-ket trends and the relative risks and opportuni-ties for long-term total return of the different classes of assets. Under normal conditions, Capi-tal Research and Management Company expects (but is not required) to maintain an investment mix falling within the following ranges: 40% to 80% in equities; 20% to 50% in fixed-income securi-ties, and 0% to 40% in money market instruments. Capital Research and Management Company does not intend to make frequent shifts within these broad ranges. Rather it intends in normal situations to make any shifts in the fund's asset allocation gradually over time based on its views of long-term trends and conditions.

                       Up to 10% of the fund's assets may be invested in the equity securities of issuers domiciled out-side the U.S., provided those securities are ei-ther held through depositary receipts which are U.S. dollar denominated or are traded on the New York Stock Exchange. Since the fund limits its investments in non-U.S. securities as described above, the fund has no current intention to en-gage in forward currency transactions. See "Cer-tain Securities and Investment Techniques--In-vesting Around the World."

                       The fund's fixed-income investments will consist primarily of "investment grade" bonds; that is, bonds that are rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investors Service, Inc., or that are unrated but considered by Capital Research and Management Company to be of equivalent credit quality. Up to 25% of the fund's fixed-income assets may be in-vested in securities that are below investment grade as defined above, including securities rated as low as CC by S&P or Ca by Moody's. See "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" below and the statement of additional information. See the Ap-pendix for a further description of the various bond ratings. The fund's investments in non-U.S. fixed-income securities will be concentrated in securities issued or guaranteed as to principal and interest by foreign governments or their agencies or instrumentalities or by multinational agencies. During the previous fiscal year, the approximate monthly average percentages of the Asset Allocation Fund's fixed-income net assets based on the higher of the Moody's or S&P rating categories were: Aaa/AAA --13.45%; Aa/AA --
                        0.15%; A/A -- 2.43%; Baa/BBB -- 5.09%; Ba/BB --
                       0.76%; B/B -- 1.80%; and Caa/CCC -- 0.18%. Non-
                       rated investments (including equity-type securi-ties) and cash or cash equivalents amounted to 69.03% and 7.11%, respectively, of the fund's as-sets.

--------------------------------------------------------------------------------

 The High-Yield Bond   HIGH-YIELD BOND FUND The primary investment ob-
       Fund seeks to   jective of the High-Yield Bond Fund is high cur-
    provide you with   rent income and its secondary investment objec-
 high current income   tive is capital appreciation. Under normal market
   and, secondarily,   conditions the fund will be invested in fixed-in-
             capital   come securities, with emphasis on higher yield-
       appreciation.   ing, higher risk, lower rated or unrated corpo-
                       rate bonds. These "high-yield, high-risk bonds" typically are subject to greater market fluctua-tions and risk of loss of income and principal due to default by the issuer than are lower yielding, higher rated bonds.

                       High-yield, high-risk bonds (also known as "junk bonds") generally include any bonds rated Ba or below by Moody's Investors Service, Inc. and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent qual-ity by Capital Research and Management Company. Bonds rated Ba or BB or below are considered speculative. The High-Yield Bond Fund may invest without limitation in bonds rated as low as Ca by Moody's or CC by S&P (or bonds that are unrated but are determined to be of equivalent quality). In addition, the fund may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P (or bonds that are unrated but are determined to be of equivalent quality). See the Appendix for a further description of the various bond ratings. During the previous fiscal year, the ap-proximate monthly average percentages of the High-Yield Bond Fund's net assets based on the higher of the Moody's or S&P rating categories were: Aaa/AAA -- 7.27%; Baa/BBB -- 0.72%;
                       Ba/BB -- 26.16%; B/B --52.80%; and Caa/CCC --
                        5.30%. Non-rated investments (including equity-
                       type securities) and cash or cash equivalents amounted to 1.77% and 5.98%, respectively, of the fund's assets.

                       Up to 25% of the fund's assets may be invested in securities of non-U.S. issuers, which are gener-ally denominated in currencies other than the U.S. dollar. See "Certain Securities and Invest-ment Techniques--Investing Around the World" and "Currency Transactions" below.

                       Under normal conditions the fund will invest pri-marily in higher yielding obligations which may include loan participations in addition to corpo-rate bonds. The fund also may invest in securi-ties of the U.S. Government, its agencies and in-strumentalities, cash and money market instru-ments. See "Certain Securities and Investment Techniques" below. See also the statement of ad-ditional information.

                       RISKS OF INVESTING IN HIGH-YIELD, HIGH-RISK
                       SECURITIES High-yield, high-risk bonds, also known as "junk bonds," typically are subject to greater market fluctuations and to greater loss of income and principal due to the lower credit quality of the issuer than are higher rated bonds. Their values tend to be more sensitive to adverse economic changes than lower yielding, higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds.

                       High-yield, high-risk bonds can be very sensitive to adverse economic changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and in-terest payment obligations, to meet projected fi-nancial goals, and to obtain additional financ-ing. If the issuer of a bond defaulted on its ob-ligations to pay interest or principal, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and the fund's net asset value.

--------------------------------------------------------------------------------

                       High-yield, high-risk bonds may contain redemp-tion or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the secu-rity with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets. If the fund experi-ences unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby de-creasing the asset base upon which expenses can be spread and possibly reducing the fund's rate of return.

                       There may be little trading in the secondary mar-ket for particular bonds, which may affect ad-versely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and in-vestor perceptions, whether or not based on fun-damental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, espe-cially in a thin market.

                       Capital Research and Management Company attempts to reduce these risks through diversification of the portfolio and by credit analysis of each is-suer, as well as by monitoring broad economic trends and corporate and legislative develop-ments.

                       There can be, of course, no assurance that the fund's investment objective will be realized or that the net return on an investment in the fund will equal or exceed that which could have been obtained through other investment or savings ve-hicles. Contract owners should carefully review the investment objectives and policies of the fund and consider their ability to assume the risks involved before making any investment in the fund.

 The Bond Fund seeks   BOND FUND The investment objective of the Bond
 to provide you with   Fund is to provide as high a level of current in-
 high current income   come as is consistent with the preservation of
    while preserving   capital. The fund invests in a broad variety of
        yourcapital.   fixed-income securities, including marketable
                       corporate debt securities, loan participations,
                       U.S. Government securities, mortgage-related se-curities, other asset-backed securities and cash or money market instruments. Normally, at least
                       65% of the fund's assets will be invested in bonds. (For this purpose, bonds are considered any debt securities having initial maturities in excess of one year.) In addition, the fund may invest up to 20% in preferred stocks.

                       At least 65% of the value of the fund's assets, measured at the time of purchase, must be in-vested in securities that are rated Baa or better by Moody's Investors Service, Inc. or BBB or bet-ter by Standard & Poor's Corporation (all ratings discussed below refer to those assigned by these two rating agencies) or, if not rated by either of these rating agencies, determined by Capital Research and Management Company as being of in-vestment quality equivalent to securities rated Baa/BBB or better. Securities rated Baa or BBB have speculative characteristics. See the Appen-dix for a description of the various bond rat-ings.

                       At least 35% of the value of the fund's assets, measured at the time of purchase, must be in-vested in securities that are rated A or better or, if not rated, determined as being of equiva-lent quality.

                       Up to 35% of the assets of the fund may be in-vested in debt securities rated Ba and BB or be-low, or in unrated securities that are determined to be of equivalent quality. These securities may be rated as low as Ca by Moody's or CC by S&P.

                       Securities rated Ba and BB or below or unrated securities that are determined to be of equiva-lent quality (commonly known as "junk" or "high-yield, high-risk" bonds) are subject to special review before purchase. These bonds

--------------------------------------------------------------------------------

                       are considered speculative and typically are sub-ject to greater market fluctuations and risk of loss of income and principal due to default by the issuer than are investments in lower yield-ing, higher-rated bonds. See "High-Yield Bond Fund--Risks of Investing in High-Yield, High-Risk Securities" above and the statement of additional information.

                       The fund may invest in fixed-income securities of corporations or governmental entities outside the U.S.; however, no more than 20% of the fund's as-sets will be invested in non-U.S. dollar denomi-nated securities. The fund may purchase or sell various currencies on either a spot or forward basis in connection with non-U.S. dollar invest-ments. See "Certain Securities and Investment Techniques--Currency Transactions" below.

                       The fund may invest up to 20% of its assets in issuers domiciled in, or governments of, develop-ing countries. See "Certain Securities and In-vestment Techniques--Investing Around the World" and the statement of additional information.

            The U.S.   U.S. GOVERNMENT/AAA-RATED SECURITIES FUND The in-
     Government/AAA-   vestment objective of the U.S. Government/AAA-
    Rated Securities   Rated Securities Fund is a high level of current
        Fund aims to   income consistent with prudent investment risk
    provide you with   and preservation of capital. It seeks to achieve
 high current income   its objective by investing primarily in a combi-
    while preserving   nation of (i) securities guaranteed by the U.S.
       your capital.   Government (i.e., backed by the full faith and
                       credit of the United States) and (ii) other debt securities (including corporate bonds) rated AAA by Standard & Poor's Corporation or Aaa by
                       Moody's Investors Service, Inc. (or that have not received a rating but are determined to be of comparable quality by Capital Research and Man-agement Company). The fund may purchase obliga-tions of non-U.S. corporations or governmental entities, provided they are dollar denominated and highly liquid. Except when the fund is in a temporary defensive investment position, at least
                       65% of its total assets will be invested in these securities, including the securities held subject to repurchase agreements.

                       The fund anticipates that it will invest in Gov-ernment National Mortgage Association ("GNMA") certificates, which are mortgage-backed securi-ties representing part ownership of a pool of mortgage loans on which timely payment of inter-est and principal is guaranteed by the U.S. Gov-ernment. The fund also may invest in securities issued by U.S. Government agencies or instrumen-talities that are not backed by the full faith and credit of the U.S. Government; in short-term debt securities of private issuers (including certificates of deposit, bankers' acceptances, and commercial paper rated A-1 by S&P or Prime-1 by Moody's); and in securities issued by finan-cial institutions such as commercial banks, sav-ings and loan associations, mortgage bankers and securities broker-dealers which represent a di-rect or indirect interest in a pool of mortgages. See "Certain Securities and Investment Tech-niques" below. See also the statement of addi-tional information. The fund may not purchase any security other than a U.S. Government security or a short-term debt security described above, that is not rated AAA by S&P or Aaa by Moody's (or that has not received a rating but is determined to be of comparable quality by Capital Research and Management Company). However, if the rating of a security currently being held by the fund is reduced below AAA or Aaa the fund is not required to dispose of the security.

--------------------------------------------------------------------------------

 The Cash Management   CASH MANAGEMENT FUND The investment objective of
       Fund seeks to   the Cash Management Fund is high current yield
    provide you with   while preserving capital. It seeks to achieve
  high current yield   this objective by investing in high quality money
    while preserving   market instruments that mature, or may be re-
            capital.   deemed or resold, in 13 months or less (25 months
                       or less in the case of U.S. Government securi-
                       ties). The fund invests only in such instruments that are determined, in accordance with proce-dures established by the Series' Board of Trust-ees, to present minimal credit risks. The fund's investments may include, but are not limited to, commercial paper rated in the highest rating cat-egory by Moody's Investors Service, Inc. and
                       Standard & Poor's Corporation, instruments is-sued, guaranteed or insured by the U.S. Govern-ment, its agencies or instrumentalities as to the payment of principal and interest, and other se-curities rated in the highest two categories by either Moody's or S&P, provided the issuer has commercial paper rated in the highest rating cat-egory by Moody's or S&P. The fund also may enter into repurchase agreements. See "Certain Securi-ties and Investment Techniques" below. See also the statement of additional information.

                       Although there is no guarantee that the fund's investment objective will be achieved, invest-ments in the Cash Management Fund should present the least market risk of any of the funds because it invests only in high-quality short-term debt obligations. However, an investment in this fund is subject to the risks of changes in market in-terest rates and of the economy as a whole. Note that the return on an investment in the Cash Man-agement Fund should not be the same as the return on an investment in a money market fund which is available directly to the public, even where gross yields are equivalent, due to the fees im-posed at the Contract level. The Cash Management Fund yield for the seven days ended November 30, 1995 was 5.28% on an annualized basis.

  CERTAIN SECURITIES   PORTFOLIO TURNOVER With respect to all funds,
      AND INVESTMENT   portfolio changes will be made without regard to
          TECHNIQUES   the length of time a particular investment may
                       have been held. Under certain market conditions,
  The eight funds of   the investment policies of the Asset Allocation
   the Series invest   Fund, the High-Yield Bond Fund, the Bond Fund,
   in a wide variety   and the U.S. Government/AAA-Rated Securities Fund
 of securities which   may result in higher portfolio turnover than
      are subject to   those of the other funds, although no fund's an-
  varying degrees of   nual portfolio turnover rate is expected to ex-
               risk.   ceed 100%. A 100% annual portfolio turnover rate
                       would occur, for example, if all the investments in a fund's portfolio (exclusive of securities with less than one year to maturity) were re-placed in a period of one year. High portfolio turnover involves correspondingly greater broker-age commissions, to the extent such commissions are payable, and other transaction costs, which will be borne directly by the fund involved.

                       RISKS OF INVESTING IN STOCKS AND BONDS Those funds that invest in stocks or securities con-vertible into stocks are subject to various stock market related risks. For example, these funds are subject to the possibility that stock prices in general will decline over short or even ex-tended periods.

                       The market values of fixed-income securities such as bonds tend to vary inversely with the level of interest rates -- when interest rates rise, their values generally will decline; when interest rates decline, their values generally will rise. Under normal market conditions longer term secu-rities yield more than short term securities but are subject to greater price fluctuations. Fluc-tuations in the value of a fund's investments will be reflected in the fund's net asset value per share.

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obli-gations of the U.S. Treasury (such as Treasury

--------------------------------------------------------------------------------

                       bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and inter-est by the U.S. Treasury (such as securities is-sued by the Government National Mortgage Associa-tion which are commonly known as "GNMA certifi-cates," (described below) and Federal Housing Ad-ministration debentures). In these securities, the payment of principal and interest is uncondi-tionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to varia-tions in market value due to fluctuations in in-terest rates, but, if held to maturity, will be paid in full.

                       Securities issued by U.S. Government instrumen-talities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the dis-cretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing gov-ernment agency or instrumentality. These agencies and instrumentalities include, but are not lim-ited to, Federal Land Banks, Farmers Home Admin-istration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

                       MORTGAGE-RELATED SECURITIES The funds may invest in various types of mortgage-related securities and the U.S. Government/AAA-Rated Secu- rities Fund expects to invest substantially in these se-curities. Mortgage- related securities may be is-sued by governmental agencies (such as the GNMA or the Federal Home Loan Mortgage Corporation ("FHLMC")), by the Federal National Mortgage As-sociation ("FNMA"), which is a federally chart-ered and privately-owned corporation, or by pri-vate financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or sepa-rate trusts or affiliates of such institutions established to issue these securities).

                       Most mortgage-related securities, including the securities issued by GNMA, FHLMC and FNMA, are so-called "pass-through" securities representing interests in a pool of underlying mortgage loans, on which the regular interest and principal pay-ments (including any prepayments) are passed through to the holder of the securities. Although the mortgage loans in a pool will have stated ma-turities of up to 30 years, due to both normal principal repayment and prepayments, the average effective maturities of these securities will vary and will tend to fall when interest rates fall and to rise when interest rates rise. Their value also may change due to changes in the mar-ket's perception of the credit worthiness of the entity that issues or guarantees them. For addi-tional information regarding mortgage-related se-curities see the statement of additional informa-tion.

                       MONEY MARKET INSTRUMENTS These are shorter-term debt securitiesgenerally maturing in one year or less which include (1) commercial paper (short-term notes (up to 9 months) issued by corporations or governmental bodies), (2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less), and (4) savings association obligations (certificates of deposit issued by savings banks or savings and loan associations). Although certain floating or variable rate obligations

--------------------------------------------------------------------------------

                       (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.

                       REPURCHASE AGREEMENTS The funds may enter into repurchase agree- ments, under which a fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must main-tain with the Series' custodian collateral equal to at least 100% of the repurchase price includ-ing accrued interest, as monitored daily by Capi-tal Research and Management Company. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in con-nection with liquidating the collateral. If bank-ruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREE-MENTS AND "ROLL" TRANSACTIONS The funds may pur-chase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment ob-ligation and interest rate are fixed at the time of the transaction but the settlement is de-layed). These transactions may involve either corporate or government securities. A fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As a fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. Should the market values of a fund's portfolio securities decline while the fund is in this po-sition, greater depreciation would likely occur than were it not in such a position.

                       The Asset Allocation Fund, the High-Yield Bond Fund, the Bond Fund and the U.S. Government/AAA-Rated Securities Fund also may enter into "roll" transactions, which consist of the sale of GNMA certificates or other securities together with a commitment (for which the fund typically receives a fee) to purchase similar, but not identical se-curities at a future date.

                       Each fund will segregate liquid assets such as cash, U.S. Government securities or other appro-priate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions.

                       PRIVATE PLACEMENTS The Growth Fund, the
                       International Fund, the Growth-Income Fund, the Asset Allocation Fund, and the High-Yield Bond Fund may invest in private placements. Private placements may either be purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registra-tion statement under the Securities Act of 1933 or in reliance upon an exemption from the regis-tration requirements under the Act (for example, private placements sold pursuant to Rule 144A). Accordingly, any such obligations will be deemed illiquid unless it has been specifically deter-mined to be liquid under procedures adopted by the Series' board.

                       In determining whether these securities are liquid, factors such as frequency and volume of trading and the commitment of dealers to make markets will be considered. Additionally, the li-quidity of any particular security will depend on such factors as the availability of "qualified" institutional investors and the extent of in-vestor interest in the security, which can change from time to time.

--------------------------------------------------------------------------------

                       INVESTING AROUND THE WORLD The Growth Fund, the International Fund, the Growth-Income Fund, the Asset Allocation Fund, the High-Yield Bond Fund and the Bond Fund may invest in the securities of issuers domiciled outside the U.S. Of course, in-vesting outside the U.S. involves special risks, particularly in developing countries, caused by, among other things: fluctuating currency values; less stringent accounting, auditing, and finan-cial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; differing secu-rities market structures; and various administra-tive difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, global investing also can reduce certain portfolio risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the funds' investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the funds will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       In addition, the U.S. Government/AAA-Rated Secu-rities Fund also may invest in the securities of issuers domiciled outside the U.S.; however, these securities must be dollar denominated and highly liquid. Accordingly, while the risks men-tioned above are still present, they are present to a lesser extent.

                       CURRENCY TRANSACTIONS The Growth Fund, the
                       International Fund, the High-Yield Bond Fund and the Bond Fund have the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The Growth Fund has no current intention of entering into forward currency contracts.

                       For additional information, see "Currency Trans-actions" in the statement of additional informa-tion.

                       MATURITY The maturity composition of the fixed-income securities of the High-Yield Bond Fund and the Bond Fund will be adjusted in response to market conditions and expectations. There are no restrictions on the maturity composition of the portfolios, although it is anticipated that the funds normally will be invested substantially in intermediate-term (3 to 10 years to maturity) and long-term (over 10 years to maturity) securities.

--------------------------------------------------------------------------------

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic in-vestment philosophy of Capital Research and Man-agement Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund as-sets. Under this system the portfolios of the funds are divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by each fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's re-search professionals make investment decisions with respect to a portion of each fund's portfo-lio. The primary individual portfolio counselors for the Series are listed below.

                                                                                                             YEARS OF EXPERIENCE AS
                                                                                                             INVESTMENT PROFESSIONAL
                                                                                                                  (APPROXIMATE)

                                                                       YEARS OF EXPERIENCE AS
                                                                  PORTFOLIO COUNSELOR (AND RESEARCH)        WITH CAPITAL
                                                                         PROFESSIONAL, IF                   RESEARCH AND
      PORTFOLIO                                                       APPLICABLE) FOR THE FUNDS              MANAGEMENT
      COUNSELORS                                                            INDICATED                        COMPANY OR        TOTAL
    FOR THE SERIES                PRIMARY TITLE(S)                        (APPROXIMATE)                    ITS AFFILIATES      YEARS
------------------------------------------------------------------------------------------------------------------------------------
 James K. Dunton         Senior Vice President of the Series.   Growth-Income Fund--since the fund               34             34
                         Senior Vice President and Director,    began operations in 1984
                         Capital Research and Management
                         Company
------------------------------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine      Senior Vice President of the Series.   Asset Allocation Fund--since the fund            29             45
                         Senior Vice President and Director,    began operations in 1989;
                         Capital Research and Management        Bond Fund--since the fund began
                         Company                                operations in 1996;
                                                                U.S. Government Fund--since the fund
                                                                began operations in 1985
------------------------------------------------------------------------------------------------------------------------------------
 Claudia P. Huntington   Vice President of the Series.          Growth-Income Fund--3 years (plus 5 years        19             21
                         Senior Vice President,                 as a research professional prior to becoming
                         Capital Research Company*              a portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------------------------------
 John H. Smet            Vice President of the Series.          Bond Fund--since the fund began                  13             15
                         Vice President, Capital Research and   operations in 1996;
                         Management Company                     U.S. Government Fund--5 years
------------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Armour       Senior Vice President, and Director,   Asset Allocation Fund--less than one year        13             13
                         Capital Research Company*
------------------------------------------------------------------------------------------------------------------------------------
 David C. Barclay        Executive Vice President, Capital      High-Yield Bond Fund--4 years                     9             16
                         Research Company*
------------------------------------------------------------------------------------------------------------------------------------
 Martial Chaillet        Senior Vice President, Capital         International Fund--4 years                      25             25
                         Research Company*
------------------------------------------------------------------------------------------------------------------------------------
 Gordon Crawford         Senior Vice President and Director,    Growth Fund--3 years (plus 5 years as a          26             26
                         Capital Research and Management        research professional prior to becoming a
                         Company                                portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------------------------------
 James E. Drasdo         Senior Vice President and Director,    Growth Fund--10 years;                           20             25
                         Capital Research and Management        Growth-Income Fund--3 years
                         Company
------------------------------------------------------------------------------------------------------------------------------------
 Alwyn Heong             Vice President, Capital                International Fund--less than one year            4              4
                         Research Company*
------------------------------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace      Executive Vice President and Director, International Fund--3 years                      12             12
                         Capital Research Company*
------------------------------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell     Senior Vice President and Director,    Growth-Income Fund--7 years (plus                21             25
                         Capital Research and Management        1 year as a research professional prior to
                         Company                                becoming a portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal        Vice President, Capital Research and   Growth Fund--6 years (plus 4 years as a          11             11
                         Management Company                     research professional prior to becoming a
                                                                portfolio counselor for the fund)
------------------------------------------------------------------------------------------------------------------------------------
 Victor M. Parachini     Senior Vice President, Capital         Asset Allocation Fund--less than one year        21             34
                         Research and Management Company
------------------------------------------------------------------------------------------------------------------------------------
 Richard T. Schotte      Senior Vice President, Capital         Bond Fund--since the fund began                  19             30
                         Research and Management Company        operations in 1996;
                                                                High-Yield Bond Fund--9 years
------------------------------------------------------------------------------------------------------------------------------------
 Susan M. Tolson         Vice President, Capital Research       High-Yield Bond Fund--2 years                     7              8
                         Company*                               (plus 2 years as a research professional prior
                                                                to becoming a portfolio counselor for the fund)

* Company affiliated with Capital Research and Management Company.

--------------------------------------------------------------------------------

          DIVIDENDS,   It is the Series' policy to distribute to the
   DISTRIBUTIONS AND   shareholders (the insurance company separate ac-
               TAXES   counts) all of its net investment income and cap-
                       ital gains realized during each fiscal year.
          The Series
      distributes to   Each fund of the Series is subject to asset di-
    shareholders all   versification regulation prescribed by the U.S.
      its income and   Treasury Department under the Internal Revenue
       capital gains   Code (the "Code"). These regulations generally
     realized during   provide that, as of the end of each calendar
   each fiscal year.   quarter or within 30 days thereafter, no more
                       than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all secu-rities of the same issuer are considered a single investment. Furthermore, each U.S. Government agency or instrumentality is treated as a sepa-rate issuer. There are also alternative diversi-fication tests which may be satisfied by the funds under the regulations. The Series intends to comply with the diversification regulations.
                       If a fund should fail to comply with these regu-lations, Contracts invested in that fund shall not be treated as annuity, endowment or life in-surance contracts under the Code.

                       See the applicable Contract prospectus for infor-mation regarding the federal income tax treatment of the Contracts and distributions to the sepa-rate accounts.

                       FEDERAL TAXES Each fund of the Series intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which a fund so qualifies and distributes to shareholders its net investment income and real-ized capital gains, the fund itself is relieved of federal income tax.

              SERIES   SERIES ORGANIZATION The Series, an open-end in-
    ORGANIZATION AND   vestment company, was organized as a Massachu-
          MANAGEMENT   setts business trust in 1983. The Series' Board
                       of Trustees supervises Series operations and per-forms duties required by applicable state and federal law. Members of the board who are not em-ployed by Capital Research and Management Company or its affiliates are paid for services rendered to the Series as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Series. The
                       Board of Trustees has approved the retention of the companies listed below to provide certain services to the Series.

                       INVESTMENT ADVISER Capital Research and Manage-ment Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the Series and other mutual funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92621. See the statement of additional information under "Management" for a listing of these funds.

                       Capital Research and Management Company manages the investment portfolio and business affairs of the Series and receives a monthly fee as compen-sation for its services pursuant to an Investment Advisory and Service Agreement. The fee, which is accrued daily, is based on the net assets of each fund as indicated below.

                       Growth Fund: 0.60% of the first $30 million, plus 0.50% greater than $30 million but not exceeding $600 million, plus 0.45% greater than $600 mil-lion but not exceeding $1.2 billion, plus 0.42% greater than $1.2 billion but not exceeding $2.0 billion, plus 0.37% in excess of $2.0 billion;

--------------------------------------------------------------------------------

                       International Fund: 0.90% of the first $60 mil-lion, plus 0.78% greater than $60 million but not exceeding $600 million, plus 0.60% greater than $600 million but not exceeding $1.2 billion, plus 0.48% greater than $1.2 billion but not exceeding $2.0 billion, plus 0.465% in excess of $2.0 bil-lion;

                       Growth-Income Fund: 0.60% of the first $30 mil-lion, plus 0.50% greater than $30 million but not exceeding $600 million, plus 0.45% greater than $600 million but not exceeding $1.5 billion, plus 0.40% greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% in excess of $2.5 bil-lion;

                       Asset Allocation Fund: 0.60% of the first $30 million, plus 0.50% greater than $30 million but not exceeding $600 million, plus 0.42% in excess of $600 million;

                       High-Yield Bond Fund: 0.60% of the first $30 mil-lion, plus 0.50% greater than $30 million but not exceeding $600 million, plus 0.46% in excess of $600 million;

                       Bond Fund: 0.60% of the first $30 million, plus 0.50% in excess of $30 million;

                       U.S. Government/AAA-Rated Securities Fund: 0.60% of the first $30 million, plus 0.50% greater than $30 million but not exceeding $600 million, plus 0.40% in excess of $600 million;

                       Cash Management Fund: 0.50% of the first $100 million, plus 0.42% greater than $100 million but not exceeding $400 million, plus 0.38% in excess of $400 million.

                       The compensation paid to the Investment Adviser for the most recent fiscal year as a percentage of average net assets amounted to the following:
                       Growth Fund -- .44%; International Fund -- .65%; Growth-Income Fund -- .41%; Asset Allocation
                       Fund -- .49%; High-Yield Bond Fund -- .51%; U.S. Government/AAA-Rated Securities Fund -- .51%; and Cash Management Fund -- .46%.

                       Capital Research and Management Company is a wholly owned subsidiary of the The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Re-search and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal in-vesting policy that is consistent with the recom-mendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.) This policy has been incorporated into the Series' "code of ethics" which is available from the Series' Sec-retary upon request.

                       PORTFOLIO TRANSACTIONS Order for the Series' portfolio securities transac- tions are placed by Capital Research and Management Company which strives to obtain the best available prices, tak-ing into account the costs and quality of execu-tions. There is no agreement or commitment to place orders with any broker-dealer. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own ac-count without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securi-ties are usually purchased at a fixed price which includes an amount of compensation to the under-writer, generally referred to as the underwrit-er's concession or discount. On occasion, securi-ties may be purchased directly from an issuer, in which case no commissions or discounts are paid.

--------------------------------------------------------------------------------

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold Contracts or have provided investment research, statistical and other re-lated services for the benefit of the Series and/or of other funds served by Capital Research and Management Company.

                       SHAREHOLDER VOTING RIGHTS All shares of the Se-ries have equal voting rights and are entitled to one vote per share with proportional voting for fractional shares. There will not usually be a shareholder meeting in any year, except, for ex-ample, when the election of the board is required to be acted upon by shareholders under the In-vestment Company Act of 1940.

                       In matters which only affect a particular fund, the matter shall have been effectively acted upon by a majority vote of that fund even though: (1) the matter has not been approved by a majority vote of any other fund; or (2) the matter has not been approved by a majority vote of the Series.

                       The insurance company separate accounts, as the shareholders of the Series, have the right to vote Series shares at any meeting of sharehold-ers. However, the Contracts provide that the sep-arate accounts will vote Series shares in accor-dance with instructions received from owners of the Contracts. See the applicable Contract pro-spectus for information regarding Contract own-ers' voting rights. Since the funds use a com-bined prospectus, each fund may be liable for misstatements, inaccuracies, or incomplete dis-closure concerning any other fund contained in this prospectus.

       PURCHASES AND   Shares of the Series are currently offered only
         REDEMPTIONS   to insurance company separate accounts which fund
           OF SHARES   the Contracts. All such shares may be purchased
                       or redeemed by the separate accounts at net asset value, without any sales or redemption charges.
                       Such purchases and redemptions are made subse-quent to corresponding purchases and redemptions of units of the separate accounts without delay.

                       Except in extraordinary circumstances and as per-missible under the 1940 Act, the redemption pro-ceeds will be paid on or before the seventh day following the request for redemption.

                       PRICE OF SHARES The net asset value per share is calculated once daily at the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of each fund's total assets, less all lia-bilities, is divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share. For a more com-plete description of the procedures involved in valuing assets, see the statement of additional information.

                                   APPENDIX

                          DESCRIPTION OF BOND RATINGS

  Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

  Standard & Poor's Corporation rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."


                                 This prospectus has been printed on recycled
                [LOGO RECYCLED]  paper that meets the guidelines of the United
                                 States Environmental Protection Agency